Investor Presentation January 2014 Exhibit 99.1

2
Forward-Looking Statements
Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause
Pioneer's actual results in future periods to differ materially from the forward-looking statements.
These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, satisfaction of the conditions to the closing of the Company’s agreement to sell its Alaska subsidiary, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Company's operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of the Company’s industrial sand mining and oilfield services businesses and acts of war or terrorism.  These and other risks are described in Pioneer's 10-K and 10-Q
Reports and other filings with the Securities and Exchange Commission. In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse impact on it. Pioneer undertakes no duty to publicly update these statements except as required by law.
Please see the Appendix slides included in this presentation for other important information.

Resource-focused strategy, with activity
concentrated in 3 of the most active U.S. fields
Best performing energy stock in S&P 500 since 2009
Second largest oil producer in Texas
Operating in core Spraberry/Wolfcamp asset since
early 1980s
Attractive derivative positions and vertical
integration protect margins
Strong investment grade financial position
Pioneer At A Glance
1) Year-end 2012 IHS data, gross reported oil and wet gas
Spraberry/Wolfcamp Gross
Production By Operator
(MBOEPD)
¹
Top U.S. Fields By Rig Count
(Pioneer Operated Count in Green – 40 rigs)
Total Enterprise Value ($B)     $28
2013 Drilling Capex ($B) $2.8
Q3 2013 Production (MBOEPD) 173
2012 Reserves (BBOE) 1.1
2012 Reserves + Resource (BBOE) >9.0
3
1) Baker Hughes Rig Count (11/15/13) and PXD Internal
–
PXD holds ~900,000 acres in Spraberry/Wolfcamp
–
Largest producer in Spraberry/Wolfcamp with 28
rigs operating (13 horizontal and 15 vertical) and
7,000+ producing wells
–
Preeminent, low-cost operator benefitting from
vertical integration strategy
89
41
36
32
29
18
17
13
13
11
28
10
2
272
223
177
168
87
76
61
50 50
39
36 36

NYMEX Oil Price ($/Bbl)
Sensitivity to Commodity Prices ($ MM)
4
2013E Capital Spending and Cash Flow 1
1) Capital spending includes land capital and excludes asset retirement obligations, capitalized interest and G&G G&A
Drilling Capital: $2.75 B
–
$1,225 MM northern Wolfcamp/Spraberry area
o
$400 MM for horizontal program
o
$625 MM for vertical program
o
$200 MM for infrastructure & automation
–
$425 MM southern Wolfcamp joint venture area
–
$575 MM Eagle Ford Shale
–
$185 MM Barnett Shale Combo
–
$190 MM Alaska
–
$150 MM Other (includes land capital for
existing assets)
$240 MM Other Capital (vertical
integration, buildings and offices)
Capital program funded from:
–
Operating cash flow of ~$2.3 B
–
Cash on hand ($744 MM at the end of Q3)
2013E Average Price
$98/Bbl oil and $3.70/MCF gas
Capital program remains at $3.0 B

Pioneer Focusing Capex in Highest Margin Assets
Peer Average = $34.50/BOE

2013E
% Liquids
Production
>50%
<50%
PXD
2013E Cash Margins ($/BOE ex-hedges)
1,2
Assumes $98.00/BBL WTI Crude and $3.70/MCF Gas
1) Source: 2013E analyst estimates from Citi, JP Morgan, Simmons & Co, ISI and Credit Suisse; PXD internal 2013E margins for Permian horizontal assets
2) Cash margin is revenue excluding hedges minus production costs, taxes and G&A on a BOE basis
3) Excludes PXD and PXD assets

Production Outlook
¹
151
~70%
Liquids
167
59%
Liquids
116
58%
Liquids
62%
Liquids
172
62%
Liquids
179 - 184
168
64%
Liquids
6
172 – 173 MBOEPD
FY Guidance
(Reflects Alaska as Discontinued Operations)
2011 2012 Q1 Q2 Q3 Q4E 2014E 2015E
Q3 impacted by production
conveyed to Sinochem and Eagle
Ford pad drilling
Q4 severe weather event in
Spraberry/Wolfcamp expected to
result in production falling below
Q4 and FY 2013 guidance ranges
2013E
1)
All periods reflect Alaska as discontinued operations, comprising 4,432 BOEPD for 2011, 4,269 BOEPD for 2012, 3,707 BOEPD for Q1 '13, 4,209 BOEPD for Q2 '13
and 4,723 BOEPD for Q3 '13; Q4 severe weather event in Spraberry/Wolfcamp expected to result in production falling below FY 2013 growth guidance of ~14%
2)
High end of 2013-2015 growth range assumes $100 oil / $4.25 gas; low end assumes $85 oil / $3.25 gas
3)
Excludes production attributable to the 40% joint venture transaction with Sinochem in the southern Wolfcamp area after the May 31, 2013 closing date
4)
Spraberry/Wolfcamp production negatively impacted by reduced ethane recoveries of ~2,700 BOEPD in Q1, ethane rejection of ~1,400 BOEPD in Q2 and ~1,000
BOEPD in Q3; no ethane rejection assumed in Q4

Liquidity Position (09/30/13)
Net debt (net of cash balance of $744 MM): $2.1 B
Unsecured credit facility availability: $1.5 B
Net debt-to-book capitalization: 21%
1) Excludes $201 MM of borrowings under PSE’s $300 MM credit facility that matures in March 2017
2) Excludes net discounts and deferred hedge losses of ~$40 MM
Maturities and Balances
1,2
Unsecured credit facility matures in 2017
Investment grade rated
2016
$600 MM
3.95%
2017
$455 MM
5.875%
2022
$450 MM
6.875%
Undrawn $1.5 B unsecured credit facility
2018
$485 MM
6.65%
$450 MM
7.50%
2020
$250 MM
7.20%
2028

12/31/12 Proved Reserves: 1.1 BBOE
2
Additional Net Recoverable Resource Potential: >8 BBOE
1) All drilling locations shown on a gross basis
2) SEC pricing of $94.84/Bbl for oil and $2.76/MMBtu for gas (NYMEX)
3) Primarily reflects Alaska, Raton and South Texas
4) Includes vertical well potential from Wolfcamp and deeper intervals
5) Assumes average EUR of 500 MBOE per well, >600,000 gross acres, 140-acre spacing, Wolfcamp
A, B & D and Jo Mill intervals (excludes Spraberry Shale interval potential) and 20% royalty
6) Assumes average EUR of 575 MBOE per well, 5,600  locations, 207,000  net acres , 140-acre spacing, laterals in all intervals  (A, B, C & D), 25% royalty and Pioneer’s 60% share (reduced by
~1 BBOE associated with joint interest transaction)
Permian >7 BBOE
Spraberry
627 MMBOE
3,350 PUD locations
Rockies
119 MMBOE
55 PUD
locations
Other
123 MMBOE
140 PUD locations
Mid-Continent
101 MMBOE
Vertical Spraberry
40-ac Drilling
4
900 MMBOE
6,800 locations
Vertical Spraberry
20-ac Drilling
4
1.5 BBOE
14,650 high-graded locations
Spraberry Waterflood
300 MMBOE
40% acreage
Eagle Ford Shale
340 MMBOE
1,100 locations
Eagle
Ford Shale
116 MMBOE
190 PUD locations
Southern Horizontal Wolfcamp
6
Joint Interest Area
1.6 BBOE
5,600 locations
Proved Reserves + Estimated Net Recoverable Resource Potential of >9 BBOE and >40,000 Drilling Locations
Pioneer’s Significant Proved Reserves and Recoverable Resource Potential
1
Northern Horizontal
Wolfcamp/Jo Mill
5
3.0 BBOE
8,000 locations

Expect to continue operating 8 horizontal
rigs in 2014
2014 drilling plan calls for ~115 horizontal
wells compared to ~100 horizontal wells
in 2013
–
Average lateral length will be increased by 13% from
8,300 feet in 2013 to 9,400 feet in 2014
Expect to utilize 3-well pads for most of
the program
Expect to drill ~2/3 Wolfcamp B interval
wells; remainder is a mix of Wolfcamp A,
C and D interval wells
2014 drilling program more focused on
higher-return areas in northern Upton and
Reagan counties (includes Giddings and
University Block 2)
Expect to continue to improve drilling and
completion times
9
Best Wolfcamp B interval
IP in Midland Basin
PXD – University 2-20 #12
(Wolfcamp Upper B)
24-hr IP: 3,176 BOEPD (83% oil)
9,542’ lateral length
Joint Venture Area
(Wolfcamp and deeper intervals)

Gun Barrel View:
480’
Downspacing Test Underway in Southern JV Area
10
~200’
Wolfcamp
Upper B
Lower B
720’ 310’
Began testing downspacing from 720’ (116-acre spacing) to
480’ (77-acre spacing) in the Giddings area
Tested 12 wells on 3-well pads using zipper fracs
Wells staggered between Upper Wolfcamp B and Lower
Wolfcamp B intervals
All 12 wells currently on production
— Average peak 24-hour IP rate of 1,016 BOEPD
— Compares favorably to initial two Giddings B interval
wells which averaged 830 BOEPD at similar lateral
lengths
Expect early results on initial downspacing test and further downspacing to 310’ (50-acre spacing) by mid-2014
77-Acre Spacing per
Interval
116-Acre Spacing per
Interval
50-Acre Spacing per
Interval
Based on
7,000’
lateral
Joint Venture Area
(Wolfcamp and deeper intervals)
Giddings
October 2013 Mid-2014

U. Spraberry
M. Spraberry
Shale
Jo Mill Silt
L. Spraberry
Shale
Dean
Wolfcamp A
Wolfcamp Lower B
Wolfcamp C1
Wolfcamp C2
Wolfcamp D
Strawn
Wolfcamp Upper B
Northern Spraberry/Wolfcamp Targeted Horizontal Drilling Intervals
Miss/Atoka
Wolfcamp
A
Wolfcamp
D Jo Mill
M. Spraberry
Shale
L. Spraberry
Shale
Delineating multiple prospective
horizontal targets with
substantial oil in place across
>600,000 gross acres
Targeting $7.5 MM - $8.5 MM
average well cost for 7,000’
laterals depending on depth
Jo Mill Shale
11
Wolfcamp
B
–
Excludes science and facilities capital

Pioneer’s Northern Horizontal Wolfcamp D Shale Wells
800 MBOE
500 MBOE
12
100
500
1,000
2,000
3,000
0 30 60 90 120 150 180
Days
University 7-43 10H – Wolfcamp D (Andrews County); 7,382’ lateral
24-hour peak IP rate of 3,605 BOEPD (74% oil)
E.T. O’Daniel #2H – Wolfcamp D (Midland County); 9,112’ lateral
24-hour peak IP rate of 3,156 BOEPD (69% oil)
Scharbauer Ranch #201H – Wolfcamp D (Martin County); 7,862’ lateral
24-hour peak IP rate of 1,509 BOEPD
Peak 30-day avg. rate of 662 BOEPD (60% oil)
DL Hutt C #4H – Wolfcamp D (Midland County); 6,962’ lateral
24-hour peak IP rate of 2,128 BOEPD
Peak 30-day avg. rate of 856 BOEPD (69% oil)
Best IP of any interval
in the Midland Basin
Early production data suggests EURs for these wells will equal or exceed average industry Wolfcamp D results to date

Pioneer’s Wolfcamp D Wells Extend Play 60 Miles West

LPI - Sugg-A—142 1H
24-hr IP: 944 BOEPD
30-day IP: 764 BOEPD
6,695’ lateral length
LPI – Glass-Glass 10-153H
24-hr IP: 1,886 BOEPD
30-day IP: 1,052 BOEPD
6,933’ lateral length
LPI – Bearkat 150 5H
24-hr IP: 1,380 BOEPD
30-day IP: 1,007 BOEPD
7,282’ lateral length
LPI – Cox Bundy 16 #3H
24-hr IP: 1,227 BOEPD
30-day IP: 922 BOEPD
4,382’ lateral length
PXD – DL Hutt C #4H
24-hr IP: 2,128  BOEPD
30-day IP: 856 BOEPD
6,962’ lateral length
PXD – Scharbauer Ranch #201H
24-hr IP: 1,509 BOEPD
30-day IP: 662 BOEPD
7,862’ lateral length
APA – Barracuda 45-4H
24-hr IP: 695 BOEPD
30-day IP: 511 BOEPD
4,560’ lateral length
PXD – E.T. O’Daniel #2H
24-hr IP: 3,156 BOEPD
9,112’ lateral length
PXD – University 7-43 10H
24-hr IP: 3,605 BOEPD
7,382’ lateral length
APA – Barracuda 45-2H
24-hr IP: 810 BOEPD
30-day IP: 623 BOEPD
3,780’ lateral length
U. Spraberry
M. Spraberry
Shale
Jo Mill Silt
L. Spraberry
Shale
Dean
Wolfcamp A
Wolfcamp C1
Wolfcamp C2
Wolfcamp D
Strawn
Wolfcamp B
Miss/Atoka
Jo Mill Shale

Pioneer’s Northern Horizontal Wolfcamp B and Wolfcamp A Shale Wells¹

DL Hutt C #1H – Wolfcamp B (Midland County); 7,380’ lateral
Cumulative production: 170 MBOE in 9 months (73% oil)
1 MMBOE
800 MBOE
500 MBOE
DL Hutt C #3H – Wolfcamp B (Midland County); 7,142’ lateral
24-hour peak IP rate of 2,227 BOEPD; Peak 30-day avg. rate of 1,087 BOEPD (75% oil)
Mabee K #1H – Wolfcamp B (Martin County); 6,671’ lateral
Cumulative production: 100 MBOE in 6 months (73% oil)
1) Daily production normalized for operational shut-ins
DL Hutt C #2H – Wolfcamp A (Midland County); 7,380’ lateral
Cumulative production: 115 MBOE in 5 months (74% oil)
Production data suggests that EURs for these Wolfcamp B and A wells are expected to exceed 800 MBOE
Scharbauer Ranch #202H – Wolfcamp B (Martin County); 8,342’ lateral
24-hour peak IP rate of 979 BOEPD; Peak 30-day rate of 783 BOEPD (73% oil)
E.T. O'Daniel 1H – Wolfcamp B (Midland County); 9,229’ lateral
24-hour peak IP rate of 2,801 BOEPD (75% oil)
Best Wolfcamp B interval IP in
Pioneer’s northern acreage

Notable Industry Wolfcamp A, B & C and Spraberry Shale Horizontal Results

RSP (L. Spraberry Shale)
24-hr IP: 630 BOEPD
~4,800’ lateral length
U. Spraberry
M. Spraberry
Shale
Jo Mill Silt
L. Spraberry
Shale
Dean
Wolfcamp A
Wolfcamp C1
Wolfcamp C2
Wolfcamp D
Strawn
Wolfcamp B
Miss/Atoka
Jo Mill Shale
PXD - 2 Jo Mill Wells
Avg. 24-hr IP: 483 BOEPD
2,500’ avg. lateral length
PXD - DL Hutt C #1H (WC B)
24-hr IP: 1,693 BOEPD
7,380’ lateral length
FANG - UL III 4 1-H (WC B)
24-hr IP: 613 BOEPD
4,050’ lateral length
FANG (4 WC B wells)
Avg. 24-hr IP: 872 BOEPD
~4,340’ avg. lateral length
PXD - DL Hutt C #2H (WC A)
24-hr IP: 1,712 BOEPD
7,380’ lateral length
LPI - Sugg-A-143-4HU (WC A)
24-hr IP: 1,904 BOEPD
7,033’ lateral length
EGN - Lavaca 38 #101H (WC B)
24-hr IP: 861 BOEPD
4,250’ lateral length
LPI - Sugg-C-27-1HM (WC B)
24-hr IP: 1,409 BOEPD
7,745’ lateral length
RSP (M. Spraberry Shale)
24-hr IP: 733 BOEPD
~5,040’ lateral length
SM – Dorcus 3035H (WC B)
24-hr IP: 1,571 BOEPD
4,960’ lateral length
PXD - DL Hutt C #3H (WC B)
24-hr IP: 2,227 BOEPD
7,142’ lateral length
PXD – Scharbauer #202H (WC B)
24-hr IP: 979 BOEPD
8,342’ lateral length
PXD - Mabee K #1H (WC B)
24-hr IP: 1,572 BOEPD
6,671’ lateral length
PXD - E.T. O'Daniel 1H (WC B)
24-hr IP: 2,801 BOEPD
9,229’ lateral length
PXD - University 2-20 #12 (WC B)
Avg. 24-hr IP: 3,176 BOEPD
9,542’ avg. lateral length
PXD - 2 Giddings Wells (WC B)
Avg. 24-hr IP: 845 BOEPD
5,300’ avg. lateral length
LPI – Lane Trust C/E 42-2HL (WC C)
24-hr IP: 2,147 BOEPD
7,571’ lateral length

Northern Horizontal Wolfcamp Before Tax Well Economics
1,2

1) Pricing: $95 oil / $4 gas
2) Assumes horizontal well with a 7,000’ lateral length
3) Reflects single well drilling and completion cost of $8 MM
Payout
Years
3
1.7 0.9 0.8
60%
125%
150%
650 MBOE 800 MBOE 1,000 MBOE
BTAX IRR

Pioneer’s Northern Spraberry/Wolfcamp Activity
1

20 horizontal wells on production with 8
of these currently flowing back
6 wells awaiting completion
8 horizontal rigs drilling
Pioneer’s Northern
Spraberry/Wolfcamp Acreage
Joint Venture Area
(Wolfcamp and Deeper Intervals)
1) As of end-December 2013
Producing
Completing
Drilling
~65 mi
–
Includes 14 Wolfcamp Shale wells and 6 Spraberry
Shale wells in Midland, Martin, Upton and Andrews
counties
–
Includes 2 Wolfcamp Shale wells and 4 Spraberry
Shale wells in Midland and Glasscock counties

Northern Spraberry/Wolfcamp: Focused on Growing Production in 2014
Ramping up from 5 horizontal rigs to 10+ horizontal rigs in early 2014
–
Vertical rig count being reduced from 15 rigs to 12 rigs or less
Expect to utilize 3-well pads for most of the program
–
Results in “lumpy” production growth
Expect to drill 90%+ Wolfcamp A, B and D interval wells
Minimal “science” activity planned
Drilling times being reduced
Targeting a reduction in spud-to-POP times from 120-150 days in 2013 (2-well pads including “science” time) to ~145 days in 2014 (3-well pads with no
“science”)
–
Equivalent reduction from 65 days per well to 50 days per well
–
Includes benefits from zipper fracs 18

2013 Spraberry/Wolfcamp Shale Production Growth Range
Spraberry/Wolfcamp Net Production
1
(MBOEPD)
1) Includes production from Spraberry vertical wells and horizontal Wolfcamp Shale and Spraberry Shale wells
2) Production reduced after May 31st to reflect the divested volumes associated with the closing of the southern Wolfcamp joint venture transaction
3) Production negatively impacted by reduced ethane recoveries of ~2,700 BOEPD in Q1, ethane rejection into the gas stream of ~1,400 BOEPD in Q2 and ~1,000
BOEPD in Q3 due to low ethane prices; assumes no ethane rejection in Q4
45
66
2,3
75
80
2013
80 – 81 MBOEPD
FY Guidance
19
79
85 - 88
Horizontal
Q4 severe weather event
expected to result in
production falling below
Q4 and FY 2013 guidance
ranges
2011 2012 Q1 Q2 Q3 Q4E
Vertical

Severe Weather Disrupts Q4 Spraberry/Wolfcamp Production 20 Storm is over and repairs are nearing completion

Eagle Ford Shale Downspacing Results (500’ Well Spacing Tests)
Dry Gas Window
Condensate Window
Oil Window
21
Downspacing from 1,000’ (120-acre spacing) to 500’ (60-acre
spacing) between wells across liquids-rich acreage position
(~90 miles)
— Added ~300 locations in liquids-rich areas
Tested 50+ wells on 3-well to 4-well pads using zipper fracs
Average EUR for zipper frac’d pad wells increased 20% vs.
offset single wells (1.2 MMBOE vs. 1.0 MMBOE)
— Stimulation of pad wells provides improved fracture network
500’ Downspacing
Areas
LaSalle
Dewitt
Atascosa

Further Downspacing Tests Underway (Down to 300')

Upper
Eagle
Ford
Lower
Eagle
Ford
Height
45' - 100'
300' – 600'
175' - 300' Further Downspacing & Staggered
Laterals Testing
Early results from initial 300' well spacing test encouraging
300’ testing underway in liquids-rich areas where 500’ well spacing was successful
Potential to add 300 - 400 incremental locations
Staggered Lateral Example
Further
Downspacing
Areas

Reducing 2013 Eagle Ford Shale Production Growth Range

Eagle Ford Shale Net Production
1
(MBOEPD)
12
37 – 38 MBOEPD
FY Guidance
1) Reflects Pioneer’s ~35% share of gross production
2) Assumes no ethane rejection in Q4 2013
2-well to 6-well pads (Spud to POP averaging 100 – 125 days
for 3-well pads)
Saves $600 M to $700 M per well
Delays in placing wells on production related to increased
pad drilling (~2,000 BOEPD)
High level of shut-in wells for offset frac activity related to downspacing tests (~1,000 BOEPD)
Comparable to Lower Eagle Ford Shale wells
~25% of acreage prospective for this interval
2011 2012 Q1 Q2 Q3 Q4E
28
37
38
35
39 - 41
2013
~80% pad drilling in 2013, up from 45% in 2012
Q3 production declined 3 MBOEPD due to:
Wells POP’d towards the end of Q3 and an
aggressive Q4 POP schedule expected to
significantly ramp up Q4 production
Successfully completed first Upper Eagle Ford Shale
well with 24-hour peak IP rate of 1,620 BOEPD
2

U.S. asset base
High oil exposure from proved reserves + estimated net resource potential of >9 BBOE
Drilling program focused in liquids and resource rich core assets in
Texas
–
Horizontal Spraberry/Wolfcamp Shale
–
Spraberry vertical
–
Eagle Ford Shale
Strong production growth profile
Vertical integration substantially improving execution and returns
Attractive derivative positions protect margins
Strong investment grade financial position
PXD Investment Highlights

Appendix

Pioneer – Large Independent U.S. E&P Company

North Slope
Eagle Ford Shale
West Panhandle
Raton
Hugoton
Northern Spraberry/Wolfcamp
Barnett Shale Combo
Operating Areas
Southern Wolfcamp JV Area
Dallas Headquarters
Total Enterprise Value ($B) $28
2012 Operating Cash Flow ($B) $1.8
2012 Drilling Expenditures ($B) $2.8
2012 Drillbit F&D ($/BOE) $17.72
Q3 2013 Production – 64% Liquids (MBOEPD) 173
2012 Reserve Replacement (%) 264%
YE 2012 Proved Reserves (BBOE) 1.1

Production (MBOEPD)
Q3 ’12 Q4 ’12 Q1 ’13 Q2 ’13 Q3 ’13
Spraberry 69 69 75 80 79
1
Eagle Ford Shale 29 35 37 38 35
Raton 25 24 23 23 22
Mid-Continent 18 17 17 16 17
Barnett 7 9 9 9 8
South Texas 6 6 5 5 6
Alaska 5 4 4 4 5
Other 1 1 1 1 1
Total 160 165 171 176 173
1) Q3 production was negatively impacted by the conveyance of ~3,000 BOEPD to Sinochem as part of JV agreement

PXD Production By Commodity By Area
Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13
Spraberry/Wolfcamp
Oil (BOPD) 45,239 46,540 52,694 52,595 51,904
NGL (BOEPD) 14,138 11,262 12,864 13,919 16,199
Gas (MCFD) 57,095 64,607 58,653 83,021 62,892
Total (BOEPD) 68,893 68,570 75,333 80,351 78,585
Eagle Ford
Oil (BOPD) 10,087 11,671 12,741 13,868 12,399
NGL (BOEPD) 8,549 9,462 10,133 10,212 10,080
Gas (MCFD) 65,048 81,823 86,305 82,765 74,468
Total (BOEPD) 29,477 34,770 37,257 37,874 34,889
Raton
Oil (BOPD) - - - - -
NGL (BOEPD) - - - - -
Gas (MCFD) 148,188 144,245 138,358 136,093 133,933
Total (BOEPD) 24,698 24,041 23,060 22,682 22,323
Mid-Continent
Oil (BOPD) 3,243 3,063 3,202 2,902 3,081
NGL (BOEPD) 7,223 7,466 6,511 6,740 7,359
Gas (MCFD) 46,914 41,398 41,250 39,874 40,535
Total (BOEPD) 18,285 17,429 16,589 16,288 17,195
Barnett
Oil (BOPD) 1,217 1,574 1,445 1,364 1,547
NGL (BOEPD) 2,472 3,289 3,038 3,184 3,354
Gas (MCFD) 19,132 25,168 24,159 24,061 21,396
Total (BOEPD) 6,878 9,058 8,510 8,558 8,467
South Texas
Oil (BOPD) 90 66 79 71 233
NGL (BOEPD) 1 1 2 1 1
Gas (MCFD) 36,495 34,037 31,609 31,208 31,509
Total (BOEPD) 6,173 5,740 5,349 5,273 5,486
Alaska
Oil (BOPD) 4,404 4,102 3,707 4,209 4,723
NGL (BOEPD) - - - - -
Gas (MCFD) - - - - -
Total (BOEPD) 4,404 4,102 3,707 4,209 4,723
Other
Oil (BOPD) 62 53 71 64 57
NGL (BOEPD) 441 458 441 360 370
Gas (MCFD) 3,493 3,539 3,502 3,306 3,090
Total (BOEPD) 1,085 1,101 1,095 975 943
Total
Oil (BOPD) 64,342 67,069 73,939 75,073 73,943
NGL (BOEPD) 32,824 31,938 32,989 34,416 37,362
Gas (MCFD) 376,365 394,817 383,836 400,328 367,823
Total (BOEPD) 159,893 164,810 170,900 176,210 172,611

Production Costs (per BOE)
Production &
Ad Valorem Taxes
Workovers
LOE
Third Party
Transportation
Natural Gas
Processing
Q3 ’13 Q3 ’12
$0.09
$14.56
Q4 ’12
$0.59
Q1 ’13
$0.42
Q2 ’13
$0.17
$15.61
$14.62
Q3 2013 production costs
increased slightly compared to
Q2 2013
— LOE increase attributable to
higher saltwater disposal and
labor expenses
— 3
rd
party transportation increase
primarily due to one-time charges
associated with transportation of
Eagle Ford Shale production
$14.52
$(0.15)
$14.81
$9.61
$8.68
$8.34
$8.20
$8.59
$1.28
$1.40
$1.67
$1.57
$1.98
$3.38
$3.14
$3.53
$3.36
$3.40
$0.75
$0.98
$0.81
$1.34
$0.99

Continue to use derivatives to mitigate commodity price
exposure in order to ensure funding for development
programs and to maintain strong financial position
–
Target >50% on rolling 3 year basis
Continue to use a variety of derivative instruments, but
focus will be on providing floor protection while retaining
upside; primary derivative instruments will be:
–
Collars
–
Collars with short puts (three-way collars)
–
Puts
Enter derivative agreements only with counterparties that
are “A” rated or better
Actively monitor credit exposure to each counterparty and
counterparty credit trends
No margin requirements with counterparties
Derivative Philosophy

Oil Q4 2013 2014 2015 2016
Swaps – WTI (BPD) 9,750 10,000 - -
NYMEX WTI Price ($/BBL) $ 95.57 $ 93.87 - -
Three Way Collars – (BPD)
¹
69,000 69,000 85,000 25,000
NYMEX Call Price ($/BBL) $ 120.55 $ 114.05 $ 98.98 $ 93.30
NYMEX Put Price ($/BBL) $ 91.39 $ 93.70 $ 88.06 $ 85.00
NYMEX Short Put Price ($/BBL) $ 74.22 $ 77.61 $ 73.06 $ 70.00
% Total Oil Production ~95% ~85% ~65% ~15%
Open Commodity Derivative Positions as of 10/31/2013 (includes PSE)
Oil Basis Protection Q4 2013 2014 2015 2016
Cushing to LLS Swaps (BPD) 3,000 - - -
Price Differential ($/BBL) $ 8.53 - - -
Spraberry Fixed Differential
²
30,000 33,000 35,000 -
Price Differential ($/BBL) $ (1.75) $ (1.75) $ (1.75) -
Oil coverage: ~95% in 2013, ~85% in 2014 and ~65% in 2015
1)
When NYMEX price is above call price, PXD receives call price.  When NYMEX price is between put price and call price, PXD receives NYMEX price. When NYMEX price is between the put price and the short put price, PXD receives put price.  When NYMEX price is below the short put price, PXD receives NYMEX price plus the difference between the short put price and put price
2)
Market transaction representing Cushing to Midland differential; not a derivative

Natural Gasoline Q4 2013 2014 2015 2016
Three Way Collars – (BPD)
¹
,
²
1,064 1,000 - -
Mont Belvieu Call Price ($/BBL) $ 105.28 $ 109.50 - -
Mont Belvieu Put Price ($/BBL) $ 89.30 $ 95.00 - -
Mont Belvieu Short Put Price ($/BBL) $ 75.20 $ 80.00 - -
% Total NGL Production <5% <5% - -
Open Commodity Derivative Positions as of 10/31/2013 (includes PSE)
Ethane Q4 2013 2014 2015 2016
Collars – (BPD)
³
2,500 3,000 - -
Mont Belvieu Call Price ($/BBL) $ 12.68 $ 13.72 - -
Mont Belvieu Put Price ($/BBL) $ 10.50 $ 10.78 - -
% Total NGL Production <5% <5% - -
% Total Liquids ~65% ~60% ~45% ~10%
1)
When NYMEX price is above call price, PXD receives call price.  When NYMEX price is between put price and call price, PXD receives NYMEX price.
When NYMEX price is between the put price and the short put price, PXD receives put price.  When NYMEX price is below the short put price, PXD receives NYMEX price plus the difference between the short put price and put price
2)
Represent collar contracts with short puts that reduce price volatility of natural gasoline forecasted for sale by the Company at Mont Belvieu,
Texas-posted prices
3)
Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices

Gas Q4 2013 2014 2015 2016
Swaps - (MMBTUPD) 165,870 175,000 20,000 -
NYMEX Price ($/MMBTU) $ 5.10 $ 4.02 $ 4.31 -
Collars - (MMBTUPD) 152,500 - - -
NYMEX Call Price ($/MMBTU) $ 6.22 - - -
NYMEX Put Price ($/MMBTU) $ 4.98 - - -
Three Way Collars – (MMBTUPD)
1,
- 115,000 285,000 20,000
NYMEX Call Price ($/MMBTU) - $ 4.70 $ 5.07 $ 5.36
NYMEX Put Price ($/MMBTU) - $ 4.00 $ 4.00 $ 4.00
NYMEX Short Put Price ($/MMBTU) - $ 3.00 $ 3.00 $ 3.00
% Total Gas Production ~85% ~70% ~70% <5%
Open Commodity Derivative Positions as of 10/31/2013 (includes PSE)
Gas Basis Swaps Q4 2013 2014 2015 2016
Spraberry (MMBTUPD) 52,500 10,000 10,000 -
Price Differential ($/MMBTU) $ (0.23) $ (0.15) $ (0.13) -
Mid-Continent (MMBTUPD) 50,000 75,082 20,000 -
Price Differential ($/MMBTU) $ (0.30) $ (0.20) $ (0.21) -
Gulf Coast (MMBTUPD) 60,000 - - -
Price Differential ($/MMBTU) $ (0.14) - - -
Gas coverage: ~85% in 2013, ~70% in 2014 and ~70% in 2015
1
1
1
2
1)
Represents the NYMEX Henry Hub index price or approximate NYMEX price based on historical differentials to the index price at the time the derivative was entered into
2)
When NYMEX price is above call price, PXD receives call price.  When NYMEX price is between put price and call price, PXD receives NYMEX price.  When
NYMEX price is between the put price and the short put price, PXD receives put price.  When NYMEX price is below the short put price, PXD receives NYMEX price plus the difference between short put price and put price

Oil Q4 2013 2014 2015
Swaps (BPD) 4,750 - -
NYMEX Price ($/BBL) $ 87.83 - -
Three-Way Collars (BPD) - 5,000 -
NYMEX Call Price ($/BBL) - $ 105.74 -
NYMEX Put Price ($/BBL) - $ 100.00 -
NYMEX Short Put Price ($/BBL) - $ 80.00 -
% Oil Production ~85% ~85% -
Gas Q4 2013 2014 2015
Swaps (MMBTUPD) 2,500 5,000 -
NYMEX Price ($/MMBTU) $ 6.89 $ 4.00 -
Three-Way Collars (MMBTUPD) - - 5,000
NYMEX Call Price ($/MMBTU) - - $ 5.00
NYMEX Put Price ($/MMBTU) - - $ 4.00
NYMEX Short Put Price ($/MMBTU) - - $ 3.00
Collars (MMBTUPD) 2,500 - -
NYMEX Call Price ($/MMBTU) $ 4.50 - -
NYMEX Put Price ($/MMBTU) $ 4.00 - -
% Gas Production ~70% ~70% ~65%
% Total Production ~70% ~70% ~10%
Gas Basis Swaps Q4 2013 2014 2015
Spraberry (MMBTUPD) 2,500 - -
Price Differential ($/MMBTU) $ (0.31) - -
PSE Derivative Position as of 10/31/2013
34
1
1
1)
When NYMEX price is above call price, PSE receives call price.  When NYMEX price is between put price and call price, PSE receives NYMEX price.  When
NYMEX price is between the put price and the short put price, PSE receives put price.  When NYMEX price is below the short put price, PSE receives NYMEX price plus the difference between the short put price and put price

Three-Way Collars ($75 by $90 by $135 example)
Three way collars protect downside while providing better
upside exposure than traditional collars or swaps
35
Potential
Opportunity Loss
Realize NYMEX price
plus $15/BBL
(difference between long put
and short put)
Realize $90/BBL Realize NYMEX price Realize $135/BBL
Short put at $75/BBL
Long put at $90/BBL
Short call at $135/BBL
Realized Price
NYMEX Price
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
$130.00
$140.00
$150.00
$160.00
$50.00 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 $130.00 $140.00 $150.00 $160.00
NYMEX Oil ($/BBL)
Unhedged realization Hedged realization

Experienced Senior Management Team
Scott Sheffield Chairman and Chief Executive Officer 38 33
Tim Dove President and Chief Operating Officer 31 18
Rich Dealy Executive Vice President and Chief Financial Officer 23 20
Mark Berg Executive Vice President and General Counsel 29 8
Chris Cheatwood 25 15
Danny Kellum 33 31
Bill Hannes 31 15
Joey Hall 24 22
Ken Sheffield 31 31
Years of Experience
Years at Pioneer /
Predecessor Companies
36
Senior management team has an average of 30 years of experience and has worked together at Pioneer and predecessor companies for 20 years
Executive Vice President – Business Development & Geoscience
Executive Vice President – Permian Operations
Executive Vice President – Southern Wolfcamp Operations
Senior Vice President – South Texas Operations
Senior Vice President – Operations and Engineering

Strong Stock Price Performance Demonstrates Successful Strategy Shift
Pioneer
S&P 500 Oil & Gas Index
S&P 500 Oil & Gas E&P Index (XOP): 75 E&P’s including all of Pioneer’s peers; Index composition is 70% upstream, 20% refining & marketing and 10% integrated
37
-
100
200
300
400
500
Jul-06 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13
Pioneer raised $8 billion of capital during the Company’s transformation period to accelerate development in unconventional plays:
Pioneer has been the top performing energy stock in the S&P 500 since 2009
Ranked #6 in the overall S&P 500 over this period
Economic Downturn
Onshore U.S. Liquids Focus
Restructuring
Portfolio
Onshore U.S.
Focus
– $3 billion from the sale of conventional assets
– $5 billion from 2 JVs and equity issuance

Added 161 MMBOE from the drillbit, or 264% of full-year
production, at a drillbit F&D cost of $17.72 per BOE
All-in reserve replacement of 87 MMBOE, or 144% of full-
year production at an all-in F&D cost of $34.46 per BOE,
including:
Reserve mix
Proved Reserves / Production: ~18 years
PD Reserves / Production: ~10 years
38
Strong 2012 Reserve Additions¹
Year-end ’12
Proved Reserves
(MMBOE)
Spraberry 627
Raton 119
Eagle Ford 116
Mid-Continent 101
Barnett Shale 55
Alaska 44
South Texas 23
Other 1
Total 1,086
1) Reflects 2012 SEC pricing (12-month average) of $94.84/Bbl for oil and $2.76/MMBtu for gas (NYMEX) as compared to 2011 SEC pricing of $96.13/Bbl for oil and
$4.12/MMBtu for gas (NYMEX)
Reflects significant drilling campaigns in horizontal
Wolfcamp Shale, Spraberry vertical, Eagle Ford Shale
and Barnett Shale Combo plays
100% U.S.
Negative technical revisions of 27 MMBOE; performance
improvements of 53 MMBOE offset by 80 MMBOE of vertical
Spraberry PUDs moved to the probable category as the
Company shifts to more horizontal drilling in the
Spraberry field based on successful horizontal Wolfcamp
Shale drilling results
Negative pricing revisions of 82 MMBOE due to significant
decline in gas prices
45% oil / 21% NGLs / 34% gas
58% PD / 42% PUD

Permian Basin is composed of multiple uplifts and basins that formed during the Pennsylvanian and early
Permian ages
Spraberry, Wolfcamp Shale and deeper intervals are located in the Midland Basin of the Permian Basin
Spraberry/Wolfcamp field was discovered in 1943 with production commencing in 1949
Spraberry/
Wolfcamp Shale
Midland
39
Geologic Provinces of the Permian Basin
TX
NM
OK
KS
20 Miles

Platform Carbonate
Shelf Edge Carbonate
Slope Sediments & Reef Talus
Carbonate Debris Flows
Carbonate Gravity Flows
Land
Clastic Detrital
Clastic Slope Sediments
Clastic Gravity Flows
Delta
Pelagic Sediments
Silt Cloud in Suspension
Anaerobic Zone
(Organic-rich Sediments)
Basinal Sediments
Wolfcamp Map
San Simon
Channel
North Basin
Platform
Glasscock
Nose
Marathon
Thrust Belt
Fluvial - Deltaic
Platform
Carbonate
Clastic
Slope
Land
Carbonate Slope
Debris
Flow
Carb
Gravity Flow
Clastic
Gravity Flow
Pelagic Sed.
Platform
Carbonate
Land
Land
CBP
Midland
Basin
Marathon
Thrust Belt
North
Older
Wolfcamp
Clastics
Source: Adapted from Handford, 1981
Wolfcamp Depositional Model – Midland Basin
Midland

41 Deposition of the Midland Basin Platform Carbonate Land Land CBP Midland Basin Marathon Thrust Belt West East Central Basin Platform Eastern Shelf Midland Basin (WTGS Cross Section – 1984)

Progression of Spraberry/Wolfcamp Field Development
1
1) Source: IHS Energy
2) October 8, 1951. OIL: The Spraberry Trend, retrieved from http://www.time.com/time/magazine/article/0,9171,859404,00.html
1940s – Discovery
1960s – Field extension
1970s – Dramatic expansion
Independents including
Parker & Parsley (Pioneer’s
predecessor Company)
become large players; less
emphasis by Majors
Independents become the
dominant player
Independents continue to
dominate the landscape
driven by Pioneer
2010s – Deeper and horizontals
Major oil company
development; principally
Texaco, Phillips and Mobil
1951 – Time
(2)
magazine cites
as most active oil field in
U.S.
1953 – Considered “largest
uneconomic oil field in the
world”
1949 – Seaboard #2-D
Lee drilled by Seaboard
Oil Company IP’d at 319
BOPD
1943 – Trace oil found
from well drilled on the
Abner Spraberry farm in
Dawson County
Independents lead the
charge going deeper;
Horizontal oil shale
activity expanding
Continued development by
Majors and Independents
Continued development by
Majors with a few minor
Independents
1950s – Early Development
1990s – Infill and efficiency 1980s – Expansion & Infill 2000s – Infill and efficiency

History of Spraberry/Wolfcamp Completions
2010 2000 - 09 1980 - 90s 1950 - 70s
Limestone Pay
Sandstone Pay
Non-Organic Shale Non-Pay
Organic Rich Shale Pay
2011-12
5,000’ – 10,000’
Horizontal Wolfcamp A, B and D
2013+
5,000’ – 7,000’
Horizontal Spraberry Shales
5,000’ – 7,000’
Horizontal  Jo Mill
43
5,000’ – 10,000’
Horizontal Wolfcamp A, B, C and D
Horizontal drilling in Spraberry/Wolfcamp
further improves recoveries and capital
efficiency
Fracture
stimulation
stages
Drilling deeper and adding fracture
stimulation stages have added production
and improved recoveries
Dean
Jo Mill

Source: Rig count data provided by Baker Hughes, 11/15/13

Vertical Rigs
Horizontal Rigs
96% Vertical Rigs
68% Vertical Rigs
4% Horizontal Rigs
32% Horizontal Rigs
Counties: Andrews, Borden, Crockett, Dawson, Ector, Gaines, Glasscock, Howard, Irion, Martin,
Midland, Mitchell, Reagan, Schleicher, Scurry, Sterling, Tom Green and Upton
Spraberry/Wolfcamp Rig Count

Major U.S. Shale Play Comparisons
Red intervals indicate hydrocarbons
Petrophysical analysis indicates significantly more
oil in place in the Wolfcamp and Spraberry Shale
intervals in the Midland Basin compared to other
major U.S. shale oil plays
Barnett
Miss Lime
Woodford
Wolfcamp D
“Cline”
Wolfcamp A
Wolfcamp B
L. Spraberry
M. Spraberry
Clear Fork
JoMill
Source: PXD
Dean
Wolfcamp C
U. Spraberry
Atoka
Strawn
45
Midland Basin
Eagle Ford
Condensate
Barnett
Combo
Niobrara
Bakken
Marcellus
How big is the resource?

Wolfcamp Comparison to Other Major U.S. Oil Shale Plays
Major U.S. Oil Shale Play Characteristics
Attribute Units Wolfcamp Shale
1
Eagle Ford
2
(Oil Window)
Bakken
3
Age Permian Cretaceous Devonian/Mississippian
Basin Midland South Texas Williston
TVD Depth ft 5,500 - 11,000 7,500 - 11,000 9,000 - 11,000
Thickness ft 1,500 – 2,600 50 - 350 25 - 125
OOIP/Section MMBO 80 – 220 30 - 90 10 - 20
Porosity % 2 – 10 4 - 11 5 - 8
Quartz % 20 – 50 10 - 25 30 - 60
Carbonate % 10 – 60 60 - 75 30 - 80
Clay % 10 - 45 10 - 40 25
TOC % 2 – 6 1 – 7 2 - 18
Permeability nd 10 - 3,000 40 - 1,300 50,000 - 500,000
Pressure Gradient psi/ft 0.55 - 0.70 0.65 - 0.70 0.43 - 0.75
Recovery Factor % 3 - 15 3 - 10 8 - 15
46
1)
Pioneer internal research (modified according to recent core and petrophysical data); multiple intervals
2)
EOG Analyst Conference April 2010
3)
Tudor, Pickering, Holt, “The Bakken Momentum Continues” November 2011, Hart Energy Bakken Playbooks 2008 and 2010, Jarvie – AAPG Section Meeting 2008
Wolfcamp geology compares favorably to other major oil shale plays

Wolfcamp B Interval Prospectivity Map
Tier 1 Tier 2 Pioneer Acreage
Pioneer Wolfcamp B wells
Competitor Wolfcamp B wells
Wolfcamp B depth contour
Tier 1 is highest prospectivity
acreage, as determined by several
geologic properties, including:
Original oil in place (OOIP)
Kerogen content
Thermal maturity
Porosity
Brittle mineral fraction (fracability,
low clay content)
Geologic maps based on:
>70,000 logs
>2,600 square miles of 3-D seismic
>14,500 feet of core
Industry Wolfcamp B Prospectivity
4.8 MM risked acres (Upper B and
Lower B)
>34,000 potential well locations on
140-acre spacing
450 MBOE to 1 MMBOE EUR per well
47
22 BBOE Resource Potential
Scharbauer Ranch #202H
24-hr IP: 979 BOEPD
Peak 30-day avg. rate: 783 BOEPD
~73% oil
8,342’ lateral length
Mabee K #1H
24-hr IP: 1,572 BOEPD
Peak 30-day avg. rate: 1,040 BOEPD
~76% oil
6,671’ lateral length
E.T. O’Daniel #1H
24-hr IP: 2,801 BOEPD
~75% oil
9,229’ lateral length
DL Hutt C #3H
24-hr IP: 2,227 BOEPD
Peak 30-day avg. rate: 1,087 BOEPD
~75% oil
7,142’ lateral length
DL Hutt C #1H
24-hr IP: 1,693 BOEPD
Peak 30-day avg. rate: 1,402 BOEPD
~75% oil
7,380’ lateral length
2 Giddings Wells
Avg. 24-hr IP: 845 BOEPD
Peak 30-day avg. rate: 669 BOEPD
>75% oil
5,300’ avg. lateral length
University 2-20 #12H
Avg. 24-hr IP: 3,176 BOEPD
9,542’ avg. lateral length
–
–
–
–
–
–
–
–

50 BBOE recoverable resource potential by industry in four shale intervals where successful horizontal wells have been drilled
Additional horizontal potential in two more Spraberry intervals, Strawn, Atoka and
Barnett/Woodford intervals
Assumes 140-acre spacing; down-spacing potential exists
50 BBOE Recoverable Resource Potential by Industry
Midland Basin Wolfcamp and Jo Mill Shales
48
Source: Pioneer estimates
Jo Mill
7 BBOE
Wolfcamp A
13 BBOE
Wolfcamp B
22 BBOE
Wolfcamp D
8 BBOE
50 BBOE Recoverable Resource Potential in Midland Basin Wolfcamp and Jo Mill Shales

Largest Oil Fields Worldwide
1) Total recoverable reserves includes oil and gas for all fields
Source: Wood Mackenzie for international fields; Spraberry/Wolfcamp from Pioneer
Spraberry/Wolfcamp is the 2
nd
largest oil field in the world
49
0 10 20 30 40 50 160
Ghawar, Saudi Arabia
Spraberry/Wolfcamp, USA
Burgan, Kuwait
Safaniyah, Saudi Arabia
Samotlorskoye, Russia
Shaybah, Saudi Arabia
Romashkinskoye, Russia
ADCO, UAE
Zuluf, Saudi Arabia
Cantarell, Mexico
Total Recoverable Resource
1
(BBOE)

Largest U.S. Oil Fields
1) Cumulative production + estimated recoverable resource
Source: DOE, EIA, ITG and other sources
50
0 5 10 15 20 25 30 35 40 45 50
Spraberry/Wolfcamp
Eagle Ford Shale
Prudhoe Bay, AK
Bakken Shale
Delaware Basin
East Texas Basin
Midway-Sunset, CA
Wilmington, CA
Kuparuk River, AK
Kern River, CA
Thunder Horse, GOM
Yates, West TX
Belridge South, CA
Wasson, West TX
Elk Hills, CA
Panhandle, TX
Estimated Recoverable Resource
1
(BBOE)
Spraberry/Wolfcamp is the largest oil field in the U.S.

Spraberry/Wolfcamp Production History
From 2009 to 2012, production growth primarily attributable to increased vertical activity
Post 2012, production growth expected to be driven by horizontal activity
Production
Producing Wells
Source: IHS Energy through May 2013 for the Spraberry, Credo East, Garden City South and Lin Fields
Includes Vertical and Horizontal Wells
51
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
22,000
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
550,000
-
-

Production Growth Profiles For 3 Largest U.S. Oil Shale Plays
Eagle Ford
197 Horizontal Rigs
Bakken
156 Horizontal Rigs
Spraberry/Wolfcamp
86 Horizontal Rigs
Spraberry/Wolfcamp horizontal growth trajectory similar to Bakken and Eagle Ford
Includes Horizontal Wells Only
52
100
1,000
10,000
100,000
1,000,000
10,000,000
0 12 24 36 48 60 72 84 96 108 120
Months
Note: Production data is from IHS and represents incremental production for the play beginning when horizontal drilling activity began in earnest; Rig count data from Baker Hughes as of 11/15/13 for selected counties identified on slide 44 for Spraberry/Wolfcamp; Initial month is November 2010 for Spraberry/Wolfcamp,
April 2008 for Eagle Ford and January 2003 for Bakken

Spraberry/Wolfcamp Horizontal Drilling Production Growth Profile
1) Potential impediments to achieving this forecast include oil price, capital, infrastructure (Midland and oil field) and people
2) Assumes industry rig count ramps up from ~65 horizontal rigs currently to ~120 rigs per year in 2018 and thereafter (excludes Pioneer’s portion)
3) Includes royalties and joint interest partner’s share of production in southern Wolfcamp
Other Operators
2
(~200 Independent Operators)
Pioneer
3
53
1
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
2013 2018 2023 2028 2033
Assumes Pioneer’s rig count increases from 12 rigs
currently to 50 rigs in 2018 and thereafter

TPH’s Industry Permian Basin Production Growth Forecast
Source: IR Presentations, Drillinginfo, RigData, TPH Research; 2-stream

TPH’s Permian (Delaware + Midland) Production Forecast: 4.8 MMBOEPD by 2025

40% of PXD interest in 207,000 acres; sold Wolfcamp and deeper horizons
(retained Spraberry/Dean and shallower horizons)
$1.7 B total consideration; ~$21,000/acre
$631 MM of upfront cash (includes Sinochem’s share of capex of $109 MM prior to closing)
Additional $1.2 B will be paid by Sinochem to carry 75% of Pioneer’s drilling and facilities capital
JV Agreement with Sinochem
60%
15%
40%
40%
75% Carry
Capex Spend
After Carry Period
During Carry Period
45%
PXD
Sinochem

Southern Wolfcamp JV Drilling Performance Improving 56

Southern Wolfcamp JV Completion Costs Being Reduced 57 $660 $560 $530 Q1 2013 Q2 2013 Q3 2013 Average Completion Cost ($ per lateral foot)

Frac Design Changes Over Time
$4,360
($380)
($115)
($110)
($280)
($110)
$2,290
$2,475 ($105)
($170)
$2,200
($285)
($545)
($255)
$ thousands

Hybrid Costs per 7,000’ of Lateral
Slickwater Costs per 7,000’ of Lateral

GC
Market
Wink
Permian
Basin
Cushing
Crude Pipeline Capacity to Gulf Coast
59
Operator Origin Destination Name Capacity Time Frame
Plains Permian Cushing
Basin 450,000
Oxy Permian Cushing
Centurion 75,000
Sunoco Permian GC
West Texas Gulf 400,000
Kinder Morgan Permian El Paso
Wink 120,000
Magellan Permian GC
Longhorn 225,000
Total 1,270,000
Magellan Permian GC Longhorn-add 50,000 mid 2014
Magellan Permian GC
BridgeTex 278,000
3Q 2014
Plains Permian Corpus
Cactus 200,000
2Q 2015
Possible
Sunoco Permian GC Permian Express II 200,000 4Q 2015
Operator Origin Destination Name Capacity Time Frame
Current
Enbridge/Enterprise Cushing GC
Seaway 400,000
Enbridge/Enterprise Cushing GC
Seaway-add 450,000
1Q 2014
Transcanada Cushing GC Gulf Coast 700,000 1Q 2014
Planned
Permian Basin Crude Takeaway Capacity
Planned
Current
Cushing to Gulf Coast Pipeline Takeaway

Growing Midstream Infrastructure to Support Production Growth

Benedum
Sale Ranch
Gas Processing
Midkiff / Benedum / Driver
–
Current capacity: 460 MMCFD 1
–
PXD production makes up ~40%
of throughput
–
Includes 200 MMCFD 1 Driver
Plant which came online April
2013
Sale Ranch
–
Current capacity: 120 MMCFD 1
–
Jameson Plant interconnect
adds 40 MMCFD
–
PXD production makes up ~15%
of Sale Ranch throughput
Capacity Addition of 200
MMCFD announced for the
Benedum Area for late
2014 / 2015
Pipeline NGL Takeaway
to Mont Belvieu
Chaparral & West Texas
Pipelines
–
PXD production throughput of
~9 MBPD
Lone Star Pipeline
–
4 MBPD to PXD increasing to
16 MBPD by 2020
–
Connect to all PXD gas
processing plants
Expect >425 MBPD, or
~50%, increase in
fractionation capacity at
Mont Belvieu in 2013
Expanding processing capacity and contracted takeaway to support
Pioneer’s aggressive production growth
PXD Acreage
Spraberry Field
Midkiff
1) Wet gas stream with ~160 BBL/MMSCF NGL yield
Driver
Plant
Existing NGL Pipeline

Pioneer in the Spraberry/Wolfcamp Shale
Largest acreage position in the Midland Basin
–
High oil exposure from proved reserves + net recoverable resource potential of  >7.5 BBOE
Technology leader
–
Sophisticated geologic maps from >70,000 logs, >2,600 square miles of 3-D seismic and
>14,500 feet of core
Improving capital efficiency by successfully transitioning from vertical drilling to horizontal drilling
Successful joint venture in southern Wolfcamp area
–
Reflects value of Pioneer acreage
–
Drilling program is cash flow positive
Accelerating northern drilling plan
–
Increasing northern rig count from 5 rigs currently to 10+ rigs in early 2014 in response to successful results to date
Building out infrastructure required to support future growth from horizontal drilling program

Focused on delivering continued strong production growth in 2014

62 Rigs – Vertical vs. Horizontal Vertical Rig Horizontal Rig

63 Vertical Drilling – Sand Supply for Fracs

64 Horizontal Drilling – Sand Supply for Fracs Portable Sand Silos For Horizontal Wells

65 Vertical Drilling – Water Supply for Fracs from Frac Tanks Frac Tanks

Horizontal Drilling – Water Supply for Fracs from Frac Ponds 66 One frac pond can support multiple well sites

67 Vertical Drilling – Tank Battery, Separators and Pumping Unit

68 Horizontal Drilling – Tank Battery, Separators and Compression DL Hutt Separators and Compressor Station for gas lift DL Hutt Horizontal Tank Battery and Separators

69 Water Disposal – Vertical vs. Horizontal Wells Trucks haul produced water from vertical wells to disposal site Produced water piped from horizontal wells to central disposal facility

70 Pioneer’s Midland Basin Man Camp

Giddings Area – Drilling Rigs Patterson 244 Giddings Estate 2132H, 2133H & 2134H Ensign 156 Giddings Estate 2135H, 2136H & 2137H 71

Giddings Area – Frac Fleet 72 Fleet #2 Giddings Estate 3064H, 3065H & 3066H

Giddings Area – Facilities (Tank Batteries) Fleet #2 Giddings Estate 3064H, 3065H & 3066H Facilities/Tank Batteries 73

Giddings Area – D&C Simultaneous Operations
H&P 497
Giddings Estate 2096H,
2097H & 2098H
Fleet #2
Giddings Estate 3064H,
3065H & 3066H
Fleet #1
Giddings Estate 3067H,
3068H & 3069H
Patterson 244
Giddings Estate 2132H,
2133H & 2134H
Ensign 156
Giddings Estate 2135H,
2136H & 2137H

Pioneer’s Eagle Ford Shale Acreage 75 Oil Window PXD Acreage Area

Eagle Ford Shale Resource Breakdown
30%
NGL*
50%
Gas
20%
Condensate
20%
NGL*
30%
Gas
100%
Gas
50%
Condensate
*NGLs are 50% ethane, 25% propane, 15% butanes and 10% heavier liquids
~ ~ ~
Rich Condensate
35% of Acreage
(200 BBL/MMSCF)
Lean Condensate
45% of Acreage
(60 BBL/MMSCF)
Dry
Gas
20% of Acreage

Pioneer’s Edwards Trend and Eagle Ford Shale Production Growth
1
1) Data represents Pioneer’s Eagle Ford and Edwards Trend gross production on a wellhead basis
Edwards Trend
Eagle Ford Shale
77
-
20
40
60
80
100
120
01/2004 01/2005 01/2006 01/2007 01/2008 01/2009 01/2010 01/2011 01/2012 01/2013
Pioneer grew gross Eagle Ford Shale production
from 0 MBOEPD to 100 MBOEPD in 3 years

Spraberry
3 vertical frac fleets (~20,000 HP each)
3 horizontal frac fleets (~35,000 HP each)
15 vertical drilling rigs
Well service equipment
Eagle Ford Shale
2 frac fleets
(50,000 HP each)
2 coiled tubing units
78
PXD’s Vertical Integration Reduces Costs and Enhances Execution
Current frac capacity: ~300,000 HP
13   largest pressure pumping company in North America
1) Includes pulling units, frac tanks, hot oilers, water trucks, blowout preventers, construction equipment and fishing tools
Barnett Shale Combo
1 frac fleet
(30,000 HP)
1 coiled tubing unit
Brady sand mine
1
th

Reserves Audit, F&D Costs and Reserve Replacement
An audit of proved reserves follows the general principles set forth in the standards pertaining to the estimating and auditing of oil and gas reserve information promulgated by the Society of Petroleum Engineers ("SPE"). A reserve audit as defined by the SPE is not the same as a financial audit. Please see the Company's Annual Report on Form 10-
K for a general description of the concepts included in the SPE's definition of a reserve audit.
"Finding and development cost per BOE," or “all-in F&D cost per BOE,” means total costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.
"Drillbit finding and development cost per BOE," or “drillbit F&D cost per BOE,” means the summation of exploration and development costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to technical revisions of previous estimates, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.
“Reserve replacement” is the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery divided by annual production of oil, NGLs and gas, on a BOE basis.
“Drillbit reserve replacement” is the summation of annual proved reserves, on a BOE basis, attributable to technical revisions of previous estimates, discoveries and extensions and improved recovery divided by annual production of oil, NGLs and gas, on a BOE basis.

Certain Reserve Information
Cautionary Note to U.S. Investors --The U.S. Securities and Exchange Commission (the
"SEC") prohibits oil and gas companies, in their filings with the SEC, from disclosing estimates of oil or gas resources other than “reserves,” as that term is defined by the
SEC. In this presentation, Pioneer includes estimates of quantities of oil and gas using certain terms, such as “resource,” “resource potential,” “recoverable resource potential,” “EUR,” “oil in place,” or other descriptions of volumes of reserves, which terms include quantities of oil and gas that may not meet the SEC’s definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer. U.S. investors are urged to consider closely the disclosures in the Company’s periodic filings with the SEC. Such filings are available from the Company at 5205 N. O'Connor Blvd., Suite 200, Irving, Texas
75039, Attention Investor Relations, and the Company’s website at www.pxd.com. These filings also can be obtained from the SEC by calling 1-800-SEC-0330.